SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2004

ARDEN REALTY, INC.

(Exact Name of registrant as specified in its charter)

Maryland	1-12193	95-4578533

(State of other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11601 Wilshire Boulevard, Fourth Floor, Los Angeles, California 90025

(Address of principal executive offices) (Zip Code)

(310) 966-2600

(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

     ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 28, 2004 the registrant issued a press release announcing its earnings for the quarter ended March 31, 2004 and made publicly available certain supplemental information. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report. The supplemental information is available on the registrant’s website at www.ardenrealty.com in the Investor Information section.

     The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2004	ARDEN REALTY, INC.

	By:	/s/ Richard S. Davis

Richard S. Davis
Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
99.1*	Press release dated April 28, 2004.

*Filed herewith

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